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                                                                  Exhibit 10.2.5

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             MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

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             MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT

     THIS MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT (hereinafter this "Agreement" ) is dated as of the 30th day of June, 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4/th/ Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated May 14, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Properties described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of
Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

     3. Termination Fee. Simultaneously with Lessor's and Tenant's entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of Two Million Thirty-Eight Thousand Nine Hundred Eighty-One and 89/100 Dollars ($2,038,981.89) in consideration of Lessor's agreement to terminate the Lease as it applies to the Leased Properties referenced in Paragraph 2 above.

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     4.   No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     6. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

                                        2

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     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                                   TENANT:

                                                   KINDRED HEALTHCARE, INC., a
                                                   Delaware corporation formerly
                                                   known as Vencor, Inc.

                                                   By: /s/ Joseph L. Landenwich
                                                      --------------------------
                                                   Name: Joseph L. Landenwich
                                                   Title: Vice President
                                                          Corporate Legal
                                                          Affairs and Corporate
                                                          Secretary


                                                   TENANT:

                                                   KINDRED HEALTHCARE OPERATING,
                                                   INC., a Delaware corporation
                                                   formerly known as Vencor
                                                   Operating, Inc.

                                                   By: /s/ Joseph L. Landenwich
                                                      --------------------------
                                                   Name: Joseph L. Landenwich
                                                        ------------------------
                                                   Title: Vice President
                                                          Corporate Legal
                                                          Affairs and Corporate
                                                          Secretary


                                                   LESSOR:

                                                   VENTAS REALTY, LIMITED
                                                   PARTNERSHIP, a Delaware
                                                   limited partnership

                                                   By:  Ventas, Inc., a Delaware
                                                        corporation, its general
                                                        partner

                                                        By: /s/ T. Richard Riney
                                                           ---------------------
                                                           T. Richard Riney,
                                                           Executive Vice
                                                           President, General
                                                           Counsel and Secretary

                                       3

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                                    Exhibit A

                          Terminated Leased Properties

Master Lease No. 4

       1.     Winkler Court - FL #268
       2.     Evergreen Woods Health & Rehab Center - FL #637
       3.     Kindred Rehab & Nursing Center of Broward - FL #1218
       4.     Pompano Rehab & Nursing Center - FL #1232
       5.     The Abbey Rehab & Nursing Center - FL #1233
       6.     San Pedro Manor - TX #1234